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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                                       /x/
Filed by a Party other than the Registrant                    / /

Check the appropriate box:
/x/   Preliminary Proxy Statement
/ /   Confidential, for use of the Commission only
      (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting material pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          LADY LUCK GAMING CORPORATION
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/    No fee required
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to the Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined:)

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing:
       (1)   Amount previously paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:


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                                     [LOGO]
                             206 North Third Street
                             Las Vegas, Nevada 89101






                                                          [__________], 1998



TO OUR STOCKHOLDERS:

     You are cordially invited to attend the annual meeting of stockholders of Lady Luck Gaming Corporation, which will be held on [____________], 1998 at [_____________________] in [_____________________], at [10:00] a.m. local time.

     At the meeting you will be asked to vote upon proposals to elect two Class II directors, each to serve until the 2001 Annual Meeting of Stockholders, and to approve an amendment to the Amended Certificate of Incorporation of the Company in order to enable the Company to effect a one-for-[____] reverse stock split and an increase in the par value of the Company's Common Stock from $0.001 to $[_____] per share.

     By attending the annual meeting you will have an opportunity to hear the plans for our Company's future, meet your officers and directors and participate in the business of the meeting. Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy at your earliest convenience to ensure that your shares will be voted. You may attend and vote in person at the meeting even after having returned an executed proxy, and in such case, your vote in person shall count instead of your proxy.

                                                      Sincerely,



                                                      Andrew H. Tompkins
                                                      Chairman of the Board and
                                                      Chief Executive Officer


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                                     [LOGO]
                             206 North Third Street
                             Las Vegas, Nevada 89101
                    -----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON [___________], 1998
                    -----------------------------------------

TO THE STOCKHOLDERS OF LADY LUCK GAMING CORPORATION:

     The 1998 Annual Meeting of Stockholders of Lady Luck Gaming Corporation (the "Company") will be held on [____________], 1998 at [10:00] a.m. local time at [_____________________________________], for the following purposes:

     1. To elect two Class II directors to hold office until the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to approve an amendment to the Amended Certificate of Incorporation of the Company in order to enable the Company to effect a one-for-[_____] reverse stock split and an increase in the par value of the Company's Common Stock from $0.001 to [______] per share; and

     3. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     All stockholders of record on the Company's transfer books as of the close of business on [_____________], 1998, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any Company stockholder at [______________________], for purposes relevant to the annual meeting, during normal business hours for a period of ten days prior to the annual meeting and at the annual meeting during the entire time thereof.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED STAMPED ENVELOPE.

                                         By the Order of the Board of Directors,



                                         Rory J. Reid
                                         Senior Vice President, Secretary
                                               and General Counsel

Las Vegas, Nevada
[________], 1998



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        -----------------------------------------------------------------
                          LADY LUCK GAMING CORPORATION
                             206 North Third Street
                             Las Vegas, Nevada 89101
                    -----------------------------------------
                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                [_________], 1998


                                 -------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Lady Luck Gaming Corporation, a Delaware corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting"), and at any and all adjournments of such meeting. The Annual Meeting will be held on [_________________], 1998. This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about [_________], 1998. The Annual Report of the Company for the fiscal year ended December 31, 1997, is being mailed to stockholders with this Proxy Statement and the accompanying proxy card.

     The entire cost of preparing, assembling, printing and mailing the Notice of Meeting, this Proxy Statement, and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, if any, will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors and other regular employees of the Company by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such individuals. The Company, if requested, will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

     The Board of Directors has fixed [________], 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only holders of record of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 29,285,698 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on any matter which properly comes before the Annual Meeting. There is no right to cumulative voting as to any matter. Directors will be elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting. The adoption of the proposal to approve the one-for- [______] reverse stock split and to increase the par value of Common Stock from $0.001 to $[______] per share (the reverse stock split and the increase in par value are hereinafter referred to collectively as the "Reverse Stock Split") requires the affirmative vote of seventy-five percent (75%) of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Andrew H. Tompkins, Chairman of the Board and Chief Executive Officer of the Company, controls approximately 45.6% of the outstanding Common Stock. Mr. Tompkins has indicated his intention to vote FOR the election to the Board of Directors of the individuals named as nominees herein and FOR the adoption of the proposal to approve the Reverse Stock Split.

     The presence in person or by proxy of the holders of at least a majority of the outstanding shares of Common Stock entitled to be voted at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in the computation of the number of

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shares that are present for purposes of determining  the presence of a quorum at the Annual Meeting. Abstentions will be counted as part of the total number of votes cast on any proposal submitted to the stockholders for their consideration in determining whether such proposal has received the requisite number of favorable votes, whereas broker non-votes will not be counted as part of the total number of votes cast on such proposal. Thus, abstentions will have the same effect as a vote cast against any given proposal, whereas broker non-votes will have no effect in determining whether any given proposal which requires the vote of a majority of those voting has been approved by the stockholders as compared to those proposals (including the Reverse Stock Split) where broker non-votes will have the same effect as a vote cast against such proposal.

     If a quorum is not present at the time the Annual Meeting is convened, or, if for any other reason, the Company believes that additional time should be allowed for the solicitation of proxies, a majority of the voting stock represented in person or by proxy may adjourn or postpone the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will vote all shares for which they have voting authority in favor of such adjournment.

     Stockholders who execute proxies retain the right to revoke them at any time by giving written notice of revocation to the Secretary of the Company, by executing and delivering to the Secretary a proxy bearing a later date or by voting in person at the Annual Meeting. Unless so revoked, the shares represented by the proxies solicited by the Company will be voted in accordance with the directions given therein by the stockholder. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of Alain Uboldi and Minxin Pei as Class II directors and FOR the adoption of the proposal to approve the Reverse Stock Split. The Board of Directors of the Company currently does not know of any matters, other than the election of directors or the adoption of the proposal to approve the Reverse Stock Split that will come before the Annual Meeting. As to any other matter which may properly come before the Annual Meeting or any adjournments thereof, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


ITEM 1.           ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The directors of the Company are divided into three classes, designated as Class I, Class II and Class III. Each class of directors serves for a three year term, and the election of each class of directors occurs at the annual meeting of stockholders of the Company succeeding the annual meeting of stockholders of the Company at which the previous class of directors had been elected. For example, Class II directors are elected at the annual meeting succeeding the annual meeting at which Class I directors were elected, and preceding the annual meeting at which Class III directors shall be elected. At each annual meeting of stockholders of the Company, the successors of the class of directors whose term expires at that annual meeting are elected for a three-year term. Approval of all governing gaming authorities ("Gaming Authority Approval") is required for each director under the gaming laws of certain jurisdictions in which the Company conducts gaming operations. All directors have received all required Gaming Authority Approvals. All directors serve until their successors are duly elected and qualified or until an earlier resignation, removal from office or death. Rory J. Reid, James H. Bilbray and Charles B. Brewer are presently serving as Class I directors and their terms expire at the annual meeting of stockholders of the Company to take place in 2000. Alain Uboldi and Minxin Pei are presently serving as Class II directors and their terms expire at the Annual Meeting. Andrew H. Tompkins and Anthony J. Drexel Biddle III are presently serving as Class III directors and their terms expire at the annual meeting of the stockholders of the Company to take place in 1999.

     The Board of Directors has nominated Alain Uboldi and Minxin Pei to serve as Class II directors until the annual meeting of stockholders of the Company to take place in 2001 or until their successors are duly elected and qualified.

     Each nominee to serve as a Class II director has agreed to serve if elected at the Annual Meeting. In the event one or more of the nominees should become unable to serve as a director for any reason at the time of the

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Annual Meeting,  votes will be cast for a substitute nominee, if any, designated by the Board of Directors, or, if none, the size of the Board will be reduced. The Company knows of no reason why any of the nominees will be unavailable or unable to serve at the time of the Annual Meeting.

     The  following  sets  forth  certain  biographical   information,   present
occupation and business experience for the past five years for each director, nominee for director and executive officer of the Company as of March 31, 1998.

         Directors:

     Andrew H. Tompkins, age 66, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since February 1993. Mr. Tompkins has been the sole shareholder, President and Chief Executive Officer of Gemini, Inc., the operator of the Lady Luck Casino/Hotel in Las Vegas, Nevada ("Lady Luck Nevada"), since 1964. Mr. Tompkins purchased the original location of Lady Luck Nevada, which consisted of a newsstand and smokeshop with 17 slot machines, and has developed the casino and hotel into its current state. Mr. Tompkins has been a director of the Company since February 1993.

     Alain Uboldi, age 51, has been President and Chief Operating Officer of the Company since June 1993. Mr. Uboldi was the General Manager of Lucky Luck Nevada from 1982 until June 1993. Mr. Uboldi has been a director of the Company since January 1994 and is standing for election as a Class II director at the Annual Meeting.

     Rory J. Reid, age 35, has been Senior Vice President, Secretary and General Counsel of the Company since December 1994. From June 1993 to December 1994, he was Vice President, Secretary and General Counsel of the Company. From January 1993 to June 1993, Mr. Reid served as General Counsel of Lady Luck Nevada. Mr. Reid has been a director of the Company since January 1994.

     Minxin Pei, age 40, has been an Assistant Professor in the Politics Department of Princeton University since September 1992. Since September 1994, he also served as a fellow of the Hoover Institute at Stanford University. Dr. Pei has been a director of the Company since October 1994 and is standing for election as a Class II director at the Annual Meeting.

     Anthony J. Drexel Biddle III, age 48, has been a Vice President of Chase Manhattan Bank since 1988. Since 1990, Mr. Biddle has been responsible for Chase Manhattan's Global Power Division, which provides project financing for sovereignties and their agencies in the Middle East, Africa and in the former Soviet Union. Mr. Biddle has been a director of the Company since October 1994.

     James H. Bilbray, age 60, has been an attorney and lobbyist with Alcalde & Fay, government and public affairs consultants, since 1995. From 1987 to 1995 he represented the State of Nevada in the United States House of Representatives. Mr. Bilbray has been a director of the Company since June 1996.

     Charles B. Brewer, age 48, has been employed by Southmark Corporation ("Southmark") since July 1989 and currently serves as a director, Chief Executive Officer and President of Southmark. Prior to being promoted to his current positions with Southmark in August of 1996, he served as its Executive Vice President, Chief Operating Officer and General Counsel. Mr. Brewer has been a director of the Company since July 1997.

         Executive Officers:

     Lawrence P. Tombari, age 40, has been Chief Financial Officer of the Company since February 1996. He was Senior Vice President of Development of the Company from July 1993 to February 1996. From 1985 to July 1993, Mr. Tombari was Senior Manager and the Western Region Director of Real Estate Valuation at Ernst & Young.

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     James  Bowen,  age 36, has been Vice  President  of Finance for the Company since April 1995. From January 1995 to April 1995, Mr. Bowen was Corporate Director of Finance and Accounting for the Company . From July 1991 until January 1995, Mr. Bowen served as Director of International Gaming Consulting and Senior Audit Manager for KPMG Peat Marwick in Las Vegas.

Meetings and Committees of the Board of Directors

     The Board of Directors has two standing committees, the audit committee (the "Audit Committee") and the compensation committee (the "Compensation Committee"). The Company does not have a nominating committee.

     The Audit Committee has three members, Mr. Biddle, Mr. Uboldi and Dr. Pei. Mr. Biddle and Dr. Pei are independent directors. The functions of the Audit Committee are to review and approve the selection of, and all services performed by, the Company's independent accountants, to meet and consult with, and to receive reports from, the Company's independent accountants, and to review and act or report to the Board of Directors with respect to the scope of audit procedures, accounting practices, and internal accounting and financial controls of the Company.

     The Compensation Committee has three members, Mr. Tompkins, Mr. Biddle and Dr. Pei. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the 1993 Employee Stock Option Plan (the "Plan"), the Director Stock Option Plan (the "Director Plan") and any bonus plans.

     During the fiscal year ended December 31, 1997, the Board of Directors held 6 meetings. In 1997, the Audit Committee held 2 meetings and the Compensation Committee met on one occasion. Each director attended more than 75% of all meetings of the Board and the committees on which he served.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 31, 1998 by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director and each Named Executive Officer (as hereinafter defined) of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, all persons listed have sole voting power and investment power with respect to such shares. The address of all persons other than The Equitable Companies Incorporated and the State of Wisconsin Investment Board is Lady Luck Gaming Corporation, 206 North Third Street, Las Vegas, Nevada 89101. The address of The Equitable Companies Incorporated is 787 Seventh Avenue, New York, New York 10019 and the address of the State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

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
                                                  Amount and Nature of
                  Name                            Beneficial Ownership                   Percent of Class
Andrew H. Tompkins                                   13,358,455 (a)                            45.6%
Alain Uboldi                                            170,436 (a)(b)                           *
Rory Reid                                                70,000 (c)                              *
Lawrence P. Tombari                                      58,000 (d)                              *
James Bowen                                              13,500 (e)                              *
Anthony J. Drexel Biddle III                              6,000 (f)                              *
Minxin Pei                                                1,000 (g)                              *
James H. Bilbray                                         34,885                                  *
Charles Brewer                                               --                                  *
The Equitable Companies                               2,168,477 (h)                             7.4%
Incorporated
State of Wisconsin Investment Board                   2,505,000 (i)                             8.6%
All executive officers and directors                 13,641,840                                46.6%
as a group (9 persons)



*Less than 1%

(a) Including 70,436 shares of Common Stock which Mr. Tompkins has agreed to transfer to Mr. Uboldi and which shares will be subject to an agreement between Mr. Uboldi and Mr. Tompkins whereby Mr. Tompkins has the right to vote such shares, and under certain circumstances, reacquire such shares.

(b) Includes 100,000 shares of Common Stock which Mr. Uboldi has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 50,000 shares of Common Stock are subject to options held by Mr. Uboldi which are not exercisable currently or within the next 60 days.

(c) Includes 70,000 shares of Common Stock which Mr. Reid has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 35,000 shares of Common Stock are subject to options held by Mr. Reid which are not exercisable currently or within the next 60 days.

(d) Includes 48,000 shares of Common Stock which Mr. Tombari has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 22,000 shares of Common Stock are subject to options held by Mr. Tombari which are not exercisable currently or within the next 60 days.

(e) Includes 12,000 shares of Common Stock which Mr. Bowen has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 13,000 shares of Common Stock are subject to options held by Mr. Bowen which are not exercisable currently or within the next 60 days.

(f) Includes 1,000 shares of Common Stock which Mr. Biddle has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 4,000 shares of Common Stock are subject to options held by Mr. Biddle which are not exercisable currently or within the next 60 days.

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(g)  Includes  1,000  shares of  Common  Stock  which  Mr.  Pei has the right to acquire pursuant to either currently exercisable options or within the next 60 days. 4,000 shares of Common Stock are subject to options held by Mr. Pei which are not exercisable currently or within the next 60 days.

(h) Based solely upon a Schedule 13G/A filed on February 17, 1998, which states that the following entities share in the beneficial ownership of such shares of Common Stock: Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle, as a group; AXA-UAP; and The Equitable Companies Incorporated (collectively, "Equitable").

(i)  Based solely upon a Schedule 13G/A filed on January 26, 1998.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation of Andrew Tompkins, Chairman of the Board and Chief Executive Officer of the Company, and the four most highly compensated executive officers of the Company other than the Chief Executive Officer (collectively, the "Named Executive Officers") for each of the Company's last three fiscal years:

                                            SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                   Compensation
                                            Annual Compensation                       Awards

                                                                                 Stock Underlying
                                                                                      Stock               All Other
Name and Principal Position      Year        Salary($)            Bonus($)        Options(#)(a)         Compensation
Andrew H. Tompkins               1997      $700,000               $45,000               -                 $4,474(b)
  Chairman and Chief             1996       676,926               100,000              -                   1,900(c)
  Executive Officer              1995       660,005(d)               -                  -                  4,287
Alain Uboldi                     1997       576,154                37,000               -                  4,474(e)
  President and Chief            1996       553,263                50,000             50,000               1,909
  Operating Officer              1995       538,451                  -                  -                  3,462
Rory J. Reid                     1997       263,461                20,000               -                  4,315(f)
  Senior Vice President,         1996       249,962                25,000             35,000               2,068(g)
  Secretary and General          1995       226,536                  -                  -                  3,853
  Counsel
Lawrence P. Tombari,             1997       237,115                15,000               -                  4,235(h)
  Chief Financial Officer        1996       226,846                 5,000             20,000               2,239(i)
                                 1995       201,154                  -                  -                  3,654
James Bowen,                     1997       145,292                 7,800                -                 2,867(j)
  Vice President of Finance      1996       134,681                 5,000             15,000               1,978(k)
                                 1995       105,481                 2,500             10,000               1,065

____________________

(a)  The options granted in 1995 and 1996 are options which do not qualify under
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are not designated as an incentive stock option by the Committee (each, a "Non-Statutory Option").

(b) $959 consists of premiums paid by the Company for long term disability insurance policies, $1,140 consists of premiums paid by the Company for life insurance policies and $2,375 consists of contributions by the Company to its 401(k) plan on behalf of Mr. Tompkins for the last completed fiscal year.

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(c)  Such  figure is shown net of $505 that was  refunded to the Company in 1997 with respect to excess matching contributions for the 1996 fiscal year with regard to Mr. Tompkins.

(d) Pursuant to a former management agreement between the Company and International Marco Polo Services, Inc., formerly known as Lady Luck Casino, Inc. ("IMPSI"), a corporation owned and controlled by Andrew Tompkins, Chairman of the Board and Chief Executive Officer of the Company, the Company, in partial consideration of the payment of a management fee under such agreements, has been reimbursed by IMPSI for Mr. Tompkins' salary and benefits and the Company's costs associated with such salary and benefits (taxes and insurance) incurred in 1995.

(e) $959 consists of premiums paid by the Company for long term disability insurance policies, $1,140 consists of premiums paid by the Company for life insurance policies and $2,375 consists of contributions by the Company to its 401(k) plan on behalf of Mr. Uboldi for the last completed fiscal year.

(f) $800 consists of premiums paid by the Company for long term disability insurance policies, $1,140 consists of premiums paid by the Company for life insurance policies and $2,375 consists of contributions by the Company to its 401(k) plan on behalf of Mr. Reid for the last completed fiscal year.

(g) Such figure is shown net of $707 that was refunded to the Company in 1997 with respect to excess matching contributions for the 1996 fiscal year with regard to Mr. Reid.

(h) $720 consists of premiums paid by the Company for long term disability insurance policies, $1,140 consists of premiums paid by the Company for life insurance policies and $2,375 consists of contributions by the Company to its 401(k) plan on behalf of Mr. Tombari for the last completed fiscal year.

(i) Such figure is shown net of $989 that was refunded to the Company in 1997 with respect to excess contributions for the 1996 fiscal year with regard to Mr. Tombari.

(j) $448 consists of premiums paid by the Company for long term disability insurance policies, $798 consists of premiums paid by the Company for life insurance policies and $1,621 consists of contributions by the Company to its 401(k) plan on behalf of Mr. Bowen for the last completed fiscal year.

(k) Such figure is shown net of $355 that was refunded to the Company in 1997 with respect to excess matching contributions for the 1996 fiscal year with regard to Mr. Bowen.

Remuneration of Directors

     Directors who are also employees of the Company are not currently paid director's fees, but are reimbursed for travel expenses incurred in connection with attending board meetings. Generally, outside directors are paid $20,000 annually, and, if they attend more than four meetings, they will be paid $3,000 for each such meeting following the fourth meeting. In the year ended December 31, 1997, Dr. Pei, Mr. Biddle and Mr. Bilbray each received $23,000 and Mr. Brewer received $18,000 as compensation for their services as directors as well as reimbursement of certain expenses incurred in connection with attending board meetings.

     Pursuant to the Director Plan, each member of the Board of Directors who is not an employee of the Company, and who has served on the Board of Directors for one year (an "Eligible Director"), may participate in the Director Plan. The Director Plan provides for the grant of options to purchase a total of 5,000 shares of

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     Common Stock of the Company to each  Eligible  Director.  The Director Plan also sets forth the price, vesting period and expiration of such options.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee has three members, Mr. Tompkins, Mr. Biddle and Dr. Pei. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Plan and bonus plan, if any.

     General. The Company's compensation program is designed to attract and retain high quality executive management, to give management incentives that motivate superior performance on behalf of the Company and to align the interests of management with those of the Company's stockholders. Executive compensation is composed of base salary, incentive bonuses and long-term incentives in the form of stock options. The objective of the Compensation Committee is to establish executive compensation levels which are competitive with other similar companies in the gaming industry, but which are also linked to the Company's performance and stockholder return. The Compensation Committee believes that the compensation level of its executive officers are generally comparable to those for similar positions at other companies within the gaming industry. The compensation of each executive officer is based upon an annual review of such officer's performance by the Chief Executive Officer and his recommendations to the Compensation Committee. In establishing and administering the variable elements in the compensation of the Company's executive officers, the Compensation Committee tries to recognize individual contributions, as well as overall business results.

     1997 Executive Officer Compensation. Among the factors considered by the Compensation Committee in determining 1997 compensation were (a) the Company's goal of attracting and retaining qualified executives, (b) compensation levels of executives at other companies in the gaming industry with similar responsibilities and (c) the financial condition of the Company. The 1997 compensation of the Company's executive officers, including Mr. Tompkins, was determined subjectively by the Compensation Committee and was not based upon objective performance targets.

     1997 Chief Executive Officer Compensation. The Compensation Committee applied the same subjective standards in establishing the 1997 compensation of the Company's Chief Executive Officer as were used for other executives.

                                                    THE COMPENSATION COMMITTEE

                                                    Andrew H. Tompkins
                                                    Anthony J. Drexel Biddle III
                                                    Minxin Pei


                     EMPLOYMENT CONTRACTS AND TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On October 24, 1994, the Company entered into Letter Agreements (the "Agreements") with Alain J. Uboldi, President, Chief Operating Officer and a director of the Company, and Rory J. Reid, Senior Vice President, General Counsel, Secretary and a director of the Company. The Agreements provide that in the event of a Change of Control, as defined in the Agreements, and the subsequent termination of the employment of Mr. Uboldi or Mr. Reid, as the case may be, under certain circumstances, the Company would be required to pay to Mr. Uboldi or Mr. Reid, as the case may be, a lump sum severance payment equal to 2.99 times the sum of their respective annual base salary plus the amount of any bonus paid in the year immediately preceding such

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termination.  In the event of such termination,  Mr. Uboldi or Mr Reid,  as the case may be, also would be entitled to receive, in cash, an amount equal to the difference between the exercise price of each option held by Mr. Uboldi or Mr. Reid (whether or not fully exercisable) and the current price of Common Stock. Further, Mr. Uboldi or Mr. Reid, as the case may be, would be entitled to receive, for a 36-month period after such termination, life, disability, accident and health insurance benefits substantially similar to those they are receiving immediately prior to their termination.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company currently consists of Mr. Tompkins, Mr. Biddle and Dr. Pei. Mr. Tompkins is the Company's Chief Executive Officer and Chairman of the Board. Mr. Tompkins is the sole director and sole shareholder of Gemini, Inc., the operator of Lady Luck Nevada; the sole director and sole stockholder of IMPSI, the management entity for the Company's casinos; and the sole director and sole stockholder of Marco Polo International Marketing, Inc., a company that provides marketing assistance to IMPSI. See "Certain Relationships and Related Transactions."


                             RECOMMENDATION AND VOTE

     The Board of Directors recommends a vote FOR the election of Alain Uboldi and Minxin Pei as Class II directors, which is included as Item 1 on the accompanying proxy card. Stockholders may (a) vote in favor of both nominees,
(b) withhold their vote as to both nominees or (c) withhold their vote as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. Unless marked to the contrary, proxies received will be voted in accordance with the Board of Directors' recommendation.


 ITEM 2. PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION OF THE COMPANY EFFECTING A REVERSE STOCK-SPLIT AND AN INCREASE IN PAR VALUE OF COMMON STOCK

Summary of the Reverse Stock Split

     The Board of Directors of the Company has unanimously adopted resolutions to approve, and submit to the stockholders of the Company for approval, amendments to the Company's Amended Certificate of Incorporation (the "Amendment") to effect the Reverse Stock Split. The principal effects of the Reverse Stock Split will be to reduce the number of issued and outstanding shares of Common Stock from 29,285,698 to approximately [______________] and to increase the par value of Common Stock from $0.001 to [___] per share. The Reverse Stock Split will not change the number of authorized shares of Common Stock or change the number of authorized shares or par value of the Company's preferred stock, $25.00 par value per share (the "Preferred Stock"), of which 433,638 shares were issued and outstanding on March 31, 1998.

     If the Reverse Stock Split is approved by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of Common Stock, upon filing of the Amendment with the Delaware Secretary of State, the Reverse Stock Split will be effective. At such time, shares of Common Stock owned by a stockholder immediately prior to the Reverse Stock Split (the "Old Shares") will be automatically converted, without any action on the part of the stockholder, the Company or any other party, into the number of shares of Common Stock equal to the number of Old Shares divided by [_______] (the "New Shares"). Each stockholder whose Old Shares are not evenly divisible by [______] will receive from the Exchange Agent (as defined below) a cash payment in an amount equal to such holders' proportionate interest in the net proceeds from the sale or sales in the open market by the Exchange Agent, on behalf of all such holders, of the aggregate fractional shares of New

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Shares for the  fractional  New Share that such  stockholder  would be otherwise entitled to receive as a result of the Reverse Stock Split.

The complete text of the Amendment effecting the Reverse Stock Split is set forth in Appendix A to this Proxy Statement.

Reasons For the Reverse Stock Split

     The Board of Directors, after considering the effects of the relatively low current price per share of Common Stock, has determined that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Stock Split is expected to increase the
market  price  of  Common  Stock,   thereby  reducing  the  negative  attributes
traditionally associated with a low per share market price. The Board of Directors anticipates that the higher share price expected to result from the Reverse Stock Split will enhance the Company's ability to comply with continued listing requirements established by The Nasdaq Stock Market.

     A low per share market price often adversely effects the marketability of a stock. Certain institutional investors have internal policies preventing the purchase of low-priced stocks, and many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Further, certain brokerage houses have adopted time-consuming practices and procedures which act to discourage individual brokers from dealing in low-priced stocks because such practices and procedures make the handling of low-priced stocks economically unattractive. A low stock price also has the effect of increasing the amount and percentage of transaction costs paid by individual investors. Because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, a low stock price can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case with stock with a higher share price. The Board of Directors believes that the expected increase in share price of Common Stock resulting from the Reverse Stock Split should reduce the effect of these negative attributes traditionally associated with a low per share price, thereby enhancing the acceptability of the Common Stock with the financial community and the investing public and resulting in a broader market for Common Stock than currently exists.

     There can be no assurance that the Reverse Stock Split will increase the current market price per share, or that any increase in market price of Common Stock after the Reverse Stock Split will be maintained. The Reverse Stock Split could result in an increase in market price for Common Stock which is proportionately less than the decrease in the number of shares outstanding. Additionally, there can be no assurances that any of the effects described above will be achieved.

Certain Effects of the Reverse Stock Split

     The Reverse Stock Split will be effected by means of filing the Amendment with the Delaware Secretary of State. If the Amendment is approved by the requisite vote of the stockholders at the Annual Meeting, upon filing of the Amendment with the Delaware Secretary of State each certificate representing Old Shares will automatically, without any action on part of the stockholders, the Company or any other party, represent the number of New Shares into which such Old Shares have been reclassified and changed pursuant to the Reverse Stock Split.

     The principal effects of the Amendment are to reduce the number of issued and outstanding shares of Common Stock and to increase the par value of Common Stock from $0.001 to [______] per share. The Company has authorized capital stock of 75,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock. The number of shares of authorized capital stock will not be changed by reason of the Reverse Stock Split. As of March 31, 1998, the number of issued and outstanding Old Shares was 29,285,698 shares and there were

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433,638 shares of Preferred Stock issued and  outstanding.  The aggregate number of New Shares that will be issued and outstanding following the Reverse Stock Split will be [___________].

     As of March 31, 1998, under the Plan there were outstanding options to purchase an aggregate of 435,000 shares of Common Stock at exercise prices of between $2.50 and $12.00 per share. In addition, an aggregate of 565,000 shares remain available for grant pursuant to the Plan. The Plan provides that in the event of a change in capitalization of the Company, such as the Reverse Stock Split, the number of shares covered by each outstanding option and the purchase price under each option shall be adjusted so as to maintain the optionee's proportionate interest as before the Reverse Stock Split. Additionally, the Plan provides that the total shares subject to options to be issued under the Plan will be appropriately adjusted. Further, the various stock option agreements provide that no fractional shares may result from any such adjustments. In lieu of fractional New Shares, each holder of an outstanding option under the Plan whose shares covered by each such option are not evenly divisible by [ ] will receive one additional New Share subject to such option for the fractional New Share subject to such option that such option holder would be otherwise entitled to receive as a result of the Reverse Stock Split. If the Reverse Stock Split is approved, the number of New Shares issuable upon the exercise of outstanding options and the number of New Shares available for grant under the Plan will be adjusted to approximately [________] and [_________], respectively, and the exercise prices of outstanding options will be adjusted to exercise prices of between [_______] and [________] per share.

     As of March 31, 1998, under the Director Plan there were outstanding options to purchase an aggregate of 10,000 shares of Common Stock at exercise prices of $3.00 per share. In addition, an aggregate of 90,000 shares remain available for grant pursuant to the Director Plan. The Director Plan provides that in the event of a change in capitalization of the Company, such as the Reverse Stock Split, the number of shares covered by each outstanding option and the purchase price under each option shall be adjusted so as to maintain the optionee's proportionate interest as before the Reverse Stock Split. Additionally, the Director Plan provides that the total shares subject to options to be issued under the Director Plan will be appropriately adjusted. In lieu of fractional New Shares, each holder of an outstanding option under the Director Plan whose shares covered by each such option are not evenly divisible by [ ] will receive one additional New Share subject to such option for the fractional New Share subject to such option that such option holder would be otherwise entitled to receive as a result of the Reverse Stock Split. If the Reverse Stock Split is approved, the number of New Shares issuable upon the exercise of outstanding options and the number of New Shares available for grant under the Director Plan will be adjusted to approximately [________] and [_________], respectively, and the exercise prices of outstanding options will be adjusted to exercise prices of [________] per share.


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     The  following  table sets forth the effects of the Reverse  Stock Split on
Common Stock and certain financial data:

                                                                   December 31, 1997
                                              ----------------------------------------------------------
                                                                                    As Adjusted for
                                                    Actual                        Reverse Stock Split
                                                 ------------                   -----------------------
Common Stock:

Authorized                                           75,000,000                         75,000,000
Issued and outstanding                               29,285,698                                 []

Reserve for issuance                                    655,000                                 []
Available for issuance                               45,059,302                                 []
Par value per common share                                   $0.001                             []

Other Effects of
  the Reverse Stock Split:

Stated capital                                           29,285                             29,285
Retained earnings (deficit)                         (63,579,000)                       (63,579,000)
Total stockholders' equity                          (32,168,000)                       (32,168,000)
Net loss per common share
  (for the year ended
  December 31, 1997)                                        ($1.31)                        ($_____)


     If approved, the Reverse Stock Split may result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transaction in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples 100 shares.

     Dissenting stockholders have no special rights under Delaware law or the Company's Amended Certificate of Incorporation or By-Laws with respect to, and are subject to the effects of, the Reverse Stock Split.

     Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of Common Stock under the Exchange Act.

Exchange of Stock Certificates

     If stockholders of the Company approve the Reverse Stock Split, upon the filing of the Amendment each certificate representing Old Shares will automatically, without any action on part of the stockholders the Company or any other party, represent the number of New Shares into which such Old Shares have been reclassified and changed pursuant to the Reverse Stock Split. In order to receive stock certificates representing New Shares and a cash payment in lieu of fractional New Shares, stockholders will be required to submit their stock certificates representing Old Shares to American Security Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, CO 80215-5513, the Company's exchange agent for the Reverse Stock Split (the "Exchange Agent"). As soon as is practicable after the effective date of the Reverse Stock Split, the Company will forward a letter of transmittal to each holder of record of Old Shares outstanding on the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of certificates representing Old Shares to the Exchange Agent. Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange

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Agent,  together with the  certificate(s)  representing Old Shares and any other documentation required to be submitted therewith, a stockholder will be entitled to receive a certificate representing the number of New Shares and, upon the sale by the Exchange Agent of the aggregate fractional New Shares, a cash payment in lieu of fractional New Shares into which such stockholder's Old Shares have been reclassified and changed as a result of the Reverse Stock Split.

     Stockholders should not submit any certificates until requested to do so. No certificates for New Shares or cash payments in lieu of fractional New Shares will be issued to a stockholder until the stockholder has surrendered to the Exchange Agent his or her outstanding certificate(s) for Old Shares together with a properly completed and executed letter of transmittal.

Federal Income Consequences of the Reverse Stock Split

     The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The following description of federal income tax consequences is based upon the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date hereof. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR CONSEQUENCES TO THEM.

     The receipt of New Shares for Old Shares will not result in recognition of gain or loss by a stockholder for federal income tax purposes and will not be treated as a modification of existing options under Section 424 of the Code. The holding period of the New Shares will include a stockholder's holding period for the Old Shares in respect of which the New Shares are received, provided that the Old Shares were held as a capital asset. The adjusted basis of the New Shares will be the same as the adjusted basis of the Old Shares in respect of which the New Shares are received. The receipt of a cash payment in lieu of a fractional New Share will result in recognition of gain or loss by a stockholder for federal income tax purposes. For the purposes of calculating such gain or loss, the basis of the New Shares shall be allocated among the fractional New Shares proportionately. The Company will not recognize any gain or loss as a result of the Reverse Stock Split.


                             RECOMMENDATION AND VOTE

     The affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment. The members of the Board of Directors, who hold in the aggregate approximately 46.6% of the outstanding shares of Common Stock, have advised the Company that they intend to vote their shares of Common Stock FOR the proposal. The Board of Directors of the Company recommends a vote FOR the proposal to approve the Reverse Stock Split which is included as Item 2 on the accompanying proxy card. Unless directed otherwise, the persons named in the accompanying proxy will vote the shares represented thereby FOR the proposal to approve the Reverse Stock Split.

                                PERFORMANCE GRAPH

Company Stock Price Performance

     The  following  graph shows a  comparison  of the  cumulative  total return
(equal to dividends plus stock appreciation) for Common Stock, the Selected Comparable Casino Companies Index (including Argosy Gaming Company, Casino America, Inc., Casino Magic Corp., Players International, Inc. and President Riverboat Casinos, Inc.), the Standard & Poor's 500 Stock Index and the Nasdaq Industrial Index for the interim period beginning October 1, 1993 and ending on December 31, 1993, and the four full years ending December 31, 1994,

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1995,  1996 and 1997,  respectively,  assuming the  investment of $100 in Common
Stock, the Selected Comparable Casino Companies Index, the Standard & Poor's 500 Stock Index and the Nasdaq Industrial Index, and the reinvestment of all dividends. Total stockholder returns for prior periods are not an indication of future investment returns.

                                 Comparison of Cumulative Total Stockholder Return

                                               [Graph not included]

                          09/29/93            12/30/94             12/29/95            12/31/96             12/31/97
A  Lady Luck                 100                 16                   10                  11                   6
B  Selected                  100                 47                   25                  14                   9
Casino Index
C  Standard &                100                 100                  134                 161                  211
Poor's Index
D  NASDAQ                    100                 97                   135                 165                  201
Industrial Index


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 1, 1996, the Company entered into several agreements with certain entities controlled by Mr. Tompkins. Under a marketing agreement (the "Marketing Agreement") with IMPSI, the Company pays an annual licensing fee with respect to the Lady Luck name and the mailing list developed by Gemini, Inc. ("Gemini"), a subchapter S corporation wholly owned by Mr. Tompkins which does business as Lady Luck Casino/Hotel in Las Vegas, Nevada, to IMPSI. The licensing fee is equal to the greater of (a) 9% of the Company's EBITDA (calculated as EBITDA of the Company and all its subsidiaries and joint ventures (multiplied, in the case of the Company's Bettendorf, Iowa joint venture (the "Bettendorf Joint Venture") and the Kimmswick, Missouri joint venture (the "Kimmswick Joint Venture") by the interest owned by the Company in such joint ventures), excluding, among other things, all revenues and expenses arising from any casino or casino/hotel for which the Company is not the operator and which does not utilize the mailing list or Lady Luck name and excluding revenues from the lease of equipment owned by the Company to third parties), and (b) $1,700,000 per year (as adjusted based on the U.S. Consumer Price Index Urban Annual Percent Change as published by the U.S. Department of Labor Bureau of Labor and Statistics from year to year (the "Consumer Price Index"). The Company has agreed to use the Lady Luck name on all existing and future casinos which it operates. The Marketing Agreement provides that during any period of default in the payment of principal of or interest on the Company's 11 7/8% First Mortgage Notes due 2001, the Company will not pay (but will accrue on its books) any licensing fee due to IMPSI. During the year ended December 31, 1997, the licensing fees payable to IMPSI by the Company were approximately $3,271,114.

     Pursuant to an office lease with Gemini, the Company will pay Gemini the sum of $300,000 per year as adjusted based on the Consumer Price Index for corporate office facilities and certain services with respect to such corporate office facilities. In addition, the Company reimburses Gemini for the approximate retail value of rooms, food and beverages, and other items provided to the Company by Gemini. Total payments to Gemini during the year ended December 31, 1997 were $555,263.

     Marco  Polo  International   Marketing,   Inc.  ("MPIM"),  a  wholly  owned
corporation of Mr. Tompkins, provides marketing services to the Company pursuant to a services agreement between MPIM and the Company.

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Mr. Uboldi  is the  president of MPIM.  The Company paid $644,403 to MPIM during the year ended December 31, 1997 for certain allocated payroll, overhead, direct advertising and marketing costs.

     With respect to the Bettendorf Joint Venture, pursuant to an assignment and assumption agreement between IMPSI and the Company, IMPSI is obligated to assign to the Company its rights to receive a management fee for services performed for the Bettendorf Joint Venture and to assign its obligation to pay part of that fee to its joint venture partner.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of any class of the Company's equity securities registered under the Exchange Act (collectively, "Reporting Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders also are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that are filed with the SEC. Based solely on a review of the copies of such reports furnished to the Company, representations that no other reports were required and director and officer questionnaires furnished to the Company, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements for the fiscal year ended December 31, 1997, except that Mr. Tombari inadvertently neglected to file a timely Form 4 upon the purchase of Common Stock on November 3, 1997 (such transaction was reported by Mr. Tombari on a Form 4 filed on March 3, 1998).


                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, FILED BY THE COMPANY WITH THE SEC WITHOUT EXHIBITS, WILL BE FURNISHED TO ANY PERSON REQUESTING A COPY THEREOF IN WRITING AND STATING THAT SUCH PERSON IS A BENEFICIAL HOLDER OF SHARES OF COMMON STOCK OF THE COMPANY ON THE RECORD DATE FOR THE ANNUAL MEETING OF STOCKHOLDERS. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO LADY LUCK GAMING CORPORATION AT 220 STEWART AVENUE, LAS VEGAS, NEVADA 89101; ATTENTION: INVESTOR RELATIONS.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP ("Arthur Andersen") served as the Company's independent public accountants for 1997 and has been selected by the Board of Directors to continue in such capacity during fiscal year 1998. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions, and such representatives will have the opportunity to make statements if they so desire.


                                  OTHER MATTERS

     The Board of Directors knows of no business other than as described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment.



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                              STOCKHOLDER PROPOSALS

     Any proposal of a stockholder intended to be presented at the 1999 Annual Meeting must be received by the Company at the address appearing on the first page of this proxy statement by [120 days prior to date hereof], 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.



                                             By Order of the Board of Directors,

                                             Rory J. Reid
                                             Senior Vice President, Secretary
                                                 and General Counsel

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APPENDIX A

    CERTIFICATE OF THE AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION
                         OF LADY LUCK GAMING CORPORATION

     Lady Luck Gaming Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     1. That the Board of Directors of the Corporation, acting in accordance with Section 242 of the General Corporation Law of the State of Delaware, approved a resolution recommending to the stockholders of the Corporation that the Amended Certificate of Incorporation of the Corporation be amended in the following respects:

     2. Article IV, Paragraph A of the Corporation's Amended Certificate of Incorporation is hereby amended to increase the par value of the Common Stock from $0.001 per share to $[______] per share in order to effectuate a one-for-[_____] reverse stock split, such Article IV, Paragraph A (excluding subparagraph 1) to be amended to read in its entirety as follows:

     "A. Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Seventy-Nine Million (79,000,000) shares consisting of (1) Sixty Million (60,000,000) shares of Class A common stock, par value $[______] per share (the "Class A Common Stock"); (2) Fifteen Million (15,000,000) shares of Class B common stock, par value $[_____] per share (the "Class B Common Stock") (the Class A and Class B Common Stock collectively are referred to as the "Common Stock"); and (3) Four Million (4,000,000) shares of Preferred Stock, par value $25.00 per share (the "Preferred Stock").

     Upon the foregoing becoming effective pursuant to the General Corporation Law of the State of Delaware, the Corporation shall effect a one-for-[___] reverse stock split (the "Reverse Stock Split") pursuant to which every [___ (__)] shares of the Corporation's Common Stock, par value of $0.001 per share (the "Old Common Shares"), outstanding on the effective date of this Article IV, Paragraph A will be exchanged for one new share of the Corporation's Common Stock, par value $[____] per share (the "New Common Shares").

     Stockholders whose Old Common Shares are not evenly divisible by [____ (__)] will receive from American Security Transfer & Trust Inc., the Company's exchange agent for the Reverse Stock Split, a cash payment in an amount equal to such holder's proportionate interest in the net proceeds from the sale or sales in the open market by such exchange agent, on behalf of all such holders, of the aggregate fractional shares of New Common Shares for the fractional New Common Share that such stockholder would be otherwise entitled to receive as a result of the Reverse Stock Split."

     3. That said resolutions were duly approved by the stockholders of the Corporation at a special meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.



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     IN  WITNESS   WHEREOF,   this  Certificate  of  Amendment  to  the  Amended
Certificate of Incorporation of the Corporation has been executed by the undersigned, who affirm that, under penalties of perjury, this instrument is the act of the Corporation and the facts stated herein are true, this ____ day of _____________, 1998.

                                    LADY LUCK GAMING CORPORATION


                               By:______________________________________________
                             Name:  Andrew H. Tompkins
                            Title:  Chairman and Chief Executive Officer

                               By:______________________________________________
                             Name:  Rory J. Reid
                            Title:  Senior Vice President, Secretary and
                                        General Counsel

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                          LADY LUCK GAMING CORPORATION

     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held at [__________________________] on [__________], 1998 at [10:00] a.m. local time, and the Proxy Statement related thereto, each dated [____________], 1998, and constitutes and appoints Andrew H. Tompkins, Alain Uboldi, Rory J. Reid and Lawrence P. Tombari, and each of them, with the power of substitution as proxy or proxies, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.001 per share, of Lady Luck Gaming Corporation (the "Company") which the undersigned held of record on [___________], 1998, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the Notice of the Annual Meeting of Stockholders, the Proxy Statement for the meeting and the related proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (1)

1. Election of Alain Uboldi and Minxin Pei as Class II Directors -- Term expiring at 2001 Annual Meeting.

    / /  FOR election of Alain Uboldi and Minxin Pei.

    / /  WITHHOLD AUTHORITY to vote for both director nominees listed below:
                Class II Alain Uboldi
                Class II Minxin Pei

(Instruction: To withhold authority for an individual director nominee, write the name of such director nominee in the space provided below.)

               __________________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (2)

2. Proposal to approve an amendment to the Amended Certificate of Incorporation of the Company in order to enable the Company to effect a one-for-[____] reverse stock split and to increase the par value of the Company's Common Stock from $0.001 to [_____] per share.

         /  /FOR           /  /AGAINST               /  /ABSTAIN

3. The authority of the proxies, in their discretion, upon such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of Alain Uboldi and Minxin Pei and FOR the proposal to approve the amendment to the Amended Certificate of Incorporation of the Corporation in order to effect the one-for [_____] reverse stock split and to increase the par value of the Company's Common Stock. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

     Please date and sign this Proxy exactly as your name appears on this Proxy. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                               DATED:___________________________________________

                                     ___________________________________________
                                     Signature

                               DATED:___________________________________________

                                     ___________________________________________
                                     Signature if held jointly



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